The date of the above supplement is June 15, 2004.

C10-041 6/15/04

T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Summit Municipal Income Fund

Supplement to prospectuses dated March 1, 2004

The statement about the fund`s weighted average maturity is being changed to state that the fund`s "weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund."